UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	June 28, 2007
Dollar Financial Corp.
(Exact Name of Issuer as Specified in Charter)

Delaware	000-50866	23-2636866
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1436 Lancaster Avenue, Suite 310	19312
Berwyn, Pennsylvania	(Zip Code)
(Address of Principal Executive Offices)
(610) 296-3400
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On June 28, 2007, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Dollar Financial Corp., a Delaware corporation (the “Company”), approved, and the Board ratified and approved, the following actions:
Amendment and Restatement of 2005 Stock Incentive Plan.
          The Committee and the Board approved the amendment and restatement of the Dollar Financial Corp. 2005 Stock Incentive Plan (the “Original Plan”) to include provisions for the issuance of restricted stock units pursuant to the Original Plan (as amended and restated, the “Incentive Plan”). All of our directors, officers, employees, consultants and advisors are eligible to participate in the Incentive Plan, including our named executive officers. A copy of the Incentive Plan is attached hereto as Exhibit 10.1.
Approval of Executive Management Bonus Program.
          The Committee adopted and the Board approved a cash bonus plan for fiscal year 2008 (the “2008 Executive Management Bonus Plan”) pursuant to which certain members of our executive management team with global strategic management responsibilities will participate, including Jeffrey Weiss, Donald Gayhardt, and Randy Underwood, who are each named executive officers of the Company. The 2008 Executive Management Bonus Plan sets forth target bonus amounts as a percentage of base compensation, which percentage is subject to increase based upon the Company’s achievement of certain earnings before interest, taxes, depreciation and amortization (“EBITDA”) goals.
          The target bonus award for Randy Underwood under the 2008 Executive Management Bonus Plan is 80% and the maximum bonus opportunity is 160%. The target bonus award and the maximum bonus opportunity for Jeffrey Weiss and for Donald Gayhardt under the 2008 Executive Management Bonus Plan are each determined pursuant to the bonus provisions contained in their respective employment agreements, which have been previously filed by the Company as Exhibits to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on March 12, 2004.
          The Committee and/or the Board will determine the EBITDA operating targets and methodology on which the bonuses are paid pursuant to the 2008 Executive Management Bonus Plan based upon methods used historically by the Company. The Committee and/or the Board retain the right to amend, alter or terminate the 2008 Executive Management Bonus Plan at any time. The bonuses under the 2008 Executive Management Bonus Plan will be calculated and paid after finalizing the Company’s annual financial results for fiscal year 2008.
Approval of Key Management Bonus Program.
          The Committee adopted and the Board approved a cash bonus plan for fiscal year 2008 (the “2008 Key Management Bonus Plan”) pursuant to which certain key management personnel of the Company will participate, including Sydney Franchuk and Paul Mildenstein, who are each named executive officers of the Company. The 2008 Key Management Bonus Plan sets forth target bonus amounts as a percentage of base compensation, which percentage is subject to increase based upon the achievement of certain EBITDA goals of the overall company and of the performance of the business unit in which each participant operates.

          The target bonus award for the named executive officers participating in the 2008 Key Management Bonus Plan is as follows: (i) Sydney Franchuk, 60%; and (ii) Paul Mildenstein, 50%. The maximum bonus opportunity for the named executive officers participating in the 2008 Key Management Bonus Plan is as follows: (i) Sydney Franchuk, 120%; and (ii) Paul Mildenstein, 100%.
          The Committee and/or the Board will determine the EBITDA operating targets and methodology on which the bonuses are paid pursuant to the 2008 Key Management Bonus Plan based upon methods used historically by the Company. The Committee and/or the Board retain the right to amend, alter or terminate the 2008 Key Management Bonus Plan at any time. The bonuses under the 2008 Key Management Bonus Plan will be calculated and paid after finalizing the Company’s annual financial results for fiscal year 2008.
Compensation Increase for Certain Named Executive Officers.
          The Committee and the Board approved the following annual compensation adjustments effective July 1, 2007: (i) the annual base compensation for Randy Underwood, the Company’s Executive Vice President and Chief Financial Officer, was increased to $365,000; and (ii) the annual base compensation for Paul Mildenstein, the Company’s Senior Vice President — United Kingdom Operations, was increased to £165,000. Additionally, the Committee approved an increase to Mr. Underwood’s annual base compensation to $420,000 effective January 1, 2008.
Restricted Stock Units Granted under the Amended and Restated 2005 Stock Incentive Plan.
          The Committee and the Board approved the grant of an aggregate of 129,250 restricted stock units of the Company’s common stock under the Incentive Plan (the “RSUs”) to certain members of Company management, including the named executive officers set forth in the table below. The RSUs were granted effective July 1, 2007, and will vest ratably on a quarterly basis over a three-year period beginning with the quarter ending September 30, 2007.
          The RSUs granted included the following specified awards to the following named executive officers of the Company:

Named Executive Officer	Title	Restricted Stock Units

Randy Underwood	Executive Vice President and Chief Financial Officer	14,000

Sydney Franchuk	Executive Vice President and Chairman — National Money Mart	8,000

Paul Mildenstein	Senior Vice President — United Kingdom Operations	8,000
Long Term Incentive Cash Awards

          The Committee and the Board approved long term incentive cash payments to certain members of Company management in the aggregate amount of $2,040,000 (the “Long Term Incentive Cash Payments”), including the named executive officers set forth in the table below. The Long Term Incentive Cash Payments will vest ratably on an annual basis over a three-year period if, and only if, the Company attains certain strategic objectives as established by the Board for each fiscal year during the three year cycle.
          The Long Term Incentive Cash Payments included the following specified amounts to the following named executive officers of the Company:

Named Executive Officer	Title	Cash Payment
Randy Underwood	Executive Vice President and Chief Financial Officer	$200,000

Sydney Franchuk	Executive Vice President and Chairman — National Money Mart	$120,000

Paul Mildenstein	Senior Vice President — United Kingdom Operations	$120,000
Amendment to Deferred Compensation Plan; Deferred Compensation Contribution under the Deferred Compensation Plan.
          The Board approved the amendment and restatement of the Dollar Financial Corp. Amended and Restated Deferred Compensation Plan (the “Plan”) in order to effect certain design changes and reflect the final regulations under Section 409A of the Internal Revenue Code (as amended and restated, the “Restated Plan”) and the amendment and restatement of the Supplemental Executive Conditional Deferred Award Plan for U.K. Participants (the “U.K. Plan”). As indicated below, certain of our named executive officers participate in the Restated Plan, the U.K. Plan and the Supplemental Executive Deferred Award Plan for Canadian Participants (the “Canadian Plan” and with the Restated Plan and the U.K. Plan, collectively, the “Plans”), as applicable depending on nationality of the recipient. A copy of the Restated Plan is attached hereto as Exhibit 10.2 and a copy of the U.K. Plan is attached hereto as Exhibit 10.3.
          The Committee and the Board approved contributions (the “Contributions”) under the Plans to be made pursuant to the applicable Plan on behalf of certain members of Company management in the aggregate amount of $1,070,000, including the named executive officers set forth in the table below. Each such award was granted effective July 1, 2007, and will vest ratably on an annual basis over a three-year period if, and only if, the Company attains certain strategic objectives as established by the Board for each fiscal year during the three year cycle.
          The Contributions included contributions in the specified amounts to the applicable Plan on behalf of the following named executive officers of the Company:

Named Executive Officer	Title	Deferred Compensation

Randy Underwood	Executive Vice President and Chief Financial Officer	$100,000

Sydney Franchuk	Executive Vice President and Chairman — National Money Mart	$60,000

Paul Mildenstein	Senior Vice President — United Kingdom Operations	$60,000

Item 9.01. Financial Statements and Exhibits.
          (d) The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description

10.1	Dollar Financial Corp. 2005 Stock Incentive Plan.

10.2	Dollar Financial Corp. Deferred Compensation Plan.

10.3	Dollar Financial Corp. Supplemental Executive Conditional Deferred Award Plan for U.K. Participants

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.
Date: July 5, 2007	By:	/s/ Randy Underwood
		Name:	Randy Underwood
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Dollar Financial Corp. 2005 Stock Incentive Plan.

10.2	Dollar Financial Corp. Deferred Compensation Plan.

10.3	Dollar Financial Corp. Supplemental Executive Conditional Deferred Award Plan for U.K. Participants